DEBT	3 Months Ended
Mar. 27, 2015
Debt Disclosure [Abstract]
DEBT
DEBT

The Company's outstanding debt consisted of the following as of March 27, 2015 and December 26, 2014 (in thousands):

	March 27, 2015	December 26, 2014
ABL Facility	$197,000	$74,000
Term Loan Facility(1)	345,755	346,599
HoldCo Notes	285,000	365,000
Total debt	$827,755	$785,599
Less: Current portion	3,500	83,500
Long-term debt	$824,255	$702,099
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(1)	The Term Loan Facility included an unamortized original issue discount of $0.7 million and $0.8 million as of March 27, 2015 and December 26, 2014, respectively.

As of March 27, 2015 and December 26, 2014, respectively, Interline New Jersey had $105.6 million and $209.7 million available under the ABL Facility. There were $197.0 million and $74.0 million borrowings under the revolving credit facilities as of March 27, 2015 and December 26, 2014, respectively, and total letters of credit issued under the revolving credit facilities of $10.2 million and $11.3 million as of the same dates.

On December 30, 2014, the Company used a combination of cash on hand and borrowings under the recently amended ABL Facility to redeem $80.0 million of the $365.0 million outstanding aggregate principal amount of the HoldCo Notes at a redemption price of 105% of the outstanding aggregate principal amount to be redeemed, plus accrued and unpaid interest through the redemption date. In connection with the partial redemption of the HoldCo Notes, the Company recorded a loss on early extinguishment of debt in the amount of $6.7 million. The loss was comprised of $4.1 million in tender premium and related transaction costs and the write-off of the unamortized deferred debt issuance costs of $2.6 million.

Interline New Jersey and the Company were in compliance with all covenants contained in the ABL Facility, Term Loan Facility and HoldCo Notes as of March 27, 2015.